June 15, 1998
                      THE DREYFUS/LAUREL FUNDS, INC. -
                DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
                        SUPPLEMENT TO PROSPECTUS
                           DATED MARCH 1, 1998
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE THIRD PARAGRAPH CONTAINED IN THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND _ INVESTMENT MANAGER."
        The Fund is managed by Daniel J. Fasciano. Mr. Fasciano is a portfolio manager of Dreyfus and Senior Portfolio Manager of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus. Mr. Fasciano is responsible for managing Taxable Fixed Income Portfolios for the Private Asset Management Group at Boston Safe Deposit and Trust Company and is a member of Boston Safe Deposit and Trust Company's Bond Strategy and Asset Review Committees. Mr. Fasciano also is a member of The Boston Security Analysts Society and The Bond Analysts Society of Boston and is a Chartered Financial Analyst. He received his BA in Political Science from the University of New Hampshire in 1989, and earned an MBA from Boston University in 1995. Mr. Fasciano joined the Boston Safe Deposit and Trust Company in 1990 and has been a portfolio manager of Dreyfus since October 1995.
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